Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Total investments	$ 157,065,918	$ 141,274,248
Receivables:
Notes receivable from participants	398,878	427,372
Total receivables	398,878	427,372
Total assets	157,464,796	141,701,620
Net assets available for benefits	157,464,796	141,701,620
Employer common stock
Assets:
Total investments	8,825,085	10,610,576
Mutual funds
Assets:
Total investments	$ 148,240,833	$ 130,663,672